Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill
Accounting Policy
Goodwill represents the excess of the costs of an acquisition over the fair value of the amounts assigned to assets acquired and liabilities incurred or assumed of the acquired subsidiary at the date of acquisition. Goodwill on acquisition of subsidiaries is allocated to reporting units for the purpose of impairment testing. The allocation is made to those reporting units that are expected to benefit from the business combination in which the goodwill arose. Goodwill is stated at cost less accumulated impairment losses.
Goodwill is tested for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of the goodwill may not be recoverable. To determine whether it is necessary to perform the quantitative goodwill impairment test, we perform a step-zero qualitative assessment, annually. If we determine that it is more likely than not that the fair value of a reporting unit exceeds its carrying amount, we do not perform a quantitative goodwill impairment test.
Goodwill mainly results from the acquisitions of Cymer and HMI. The balance as of December 31, 2022, is €4,555.6 million (2021: €4,555.6 million).
We have identified two reporting units: Reporting Unit ASML and Reporting Unit Cymer Light Sources. As of December 31, 2022, the goodwill allocated to Reporting Unit ASML amounts to €4,093.3 million (2021: €4,093.3 million) and Reporting Unit Cymer Light Sources amounts to €462.3 million (2021: €462.3 million).
Based on our assessment during the annual goodwill impairment test, we believe it is more likely than not that the fair values of the reporting units exceed their carrying amounts, and therefore goodwill was not impaired as of December 31, 2022.